o  FTGT*P4



                                 SHARE CLASS REDESIGNATION
                                 EFFECTIVE JANUARY 1, 1999

                           Class A - Formerly Considered Class I

                              SUPPLEMENT DATED JANUARY 1, 1999
                                    TO THE PROSPECTUS OF
                              FRANKLIN TEMPLETON GLOBAL TRUST
                                    DATED MARCH 1, 1998

The prospectus is amended as follows:

I. The Hard Currency Fund offers two classes of shares: Class A and Advisor Class. The Global Currency Fund offers one class of shares, which is considered Class A. Before January 1, 1999, Class A shares were designated Class I.

     All references in the prospectus to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. On August 25, 1998, the German Government and High Income Funds liquidated their assets and distributed the proceeds to shareholders. All references to these Funds in the prospectus are deleted.

III. The section "Expense Summary" is replaced with the following:

     EXPENSE SUMMARY

     This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended October 31, 1997. The Fund's actual expenses may vary.

                                               GLOBAL      HARD CURRENCY
                                           CURRENCY FUND       FUND
                                           -------------------------------
      A. SHAREHOLDER TRANSACTION EXPENSES+
      Maximum Sales Charge Imposed on            2.25%          2.25%
      Purchases++ (as a percentage of
      Offering Price)
      Deferred Sales Charge+++                   None           None
      Exchange Fee (per transaction)             None*          None*

      B. ANNUAL FUND OPERATING EXPENSES
      (as a percentage of average net
      assets)
      Management Fees                            0.65%          0.65%
      Rule 12b-1 Fees**                          0.24%          0.21%
      Other Expenses                             0.21%          0.27%
                                           ===============================
      Total Fund Operating Expenses              1.10%          1.13%
                                           ===============================

      C. EXAMPLE

      Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                               1 YEAR***   3 YEARS   5 YEARS    10 YEARS
                               --------------------------------------------
      Global Currency Fund     $33         $57       $82        $154
      Hard Currency Fund       $34         $58       $83        $157

      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OF FUTURE RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

      +If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
      ++There is no front-end sales charge if you invest $1 million or more. +++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy shares without a front-end sales charge. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details. *There is a $5 fee for exchanges by Market Timers.
      **These fees may not exceed 0.45%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
      ***Assumes a Contingent Deferred Sales Charge will not apply.

IV. The following replaces the paragraph under "How Does the Fund Invest its Assets? - Global Currency Fund":

     GLOBAL CURRENCY FUND

     The investment objective of the Global Currency Fund is to maximize the investor's total return through a combination of interest income and changes in the Fund's Net Asset Value due to changes in currency exchange rates. The Fund seeks to achieve its objective by investing in interest-bearing money market instruments. Under normal market conditions, at least 65% of the Fund's total assets will be invested in instruments denominated in three or more Major Currencies, including the U.S. dollar.

     As a non-fundamental policy, the Fund intends, under normal market conditions, not to invest more than (i) 50% of its total assets in instruments denominated in one Major Currency, other than the U.S. dollar,
     (ii) 5% or its total assets in instruments denominated in one Non-Major Currency, or (iii) 25% of its total assets in instruments denominated in Non-Major Currencies. The Fund may, for defensive purposes or temporarily to preserve capital, invest up to 100% of its net assets in U.S. dollar denominated instruments.

V. The first sentence under "How Does the Fund Invest its Assets? - Types of Securities in which the Fund May Invest - Global Currency Fund" is replaced with the following:

     The Fund uses the most flexible investment strategy and is designed for investors seeking the greatest degree of active management among the Major Currencies and Non-Major Currencies.

VI. The following is added under "What Are the Risks of Investing in the Fund?":

     YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors Advisers considers.

     Advisers will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. Advisers, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

     If an issuer in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the price of the Fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.

     EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

     The process to establish the euro may result in market volatility. It is not possible to predict the impact of the euro on the business or financial condition of European issuers or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     Resources has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Fund will not be adversely affected, Advisers and its affiliated service providers are taking steps that they believe are reasonably designed to address the euro issue.

VII. In the section "Who Manages the Fund?", the following is added after the "Administrative Services" section:

     YEAR 2000 PROBLEM. The Fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

     When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by Advisers, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

     Advisers and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and Advisers may have no control.

VIII. Under "How Do I Buy Shares?",

     (a) the second step in the section "Opening Your Account" is replaced with the following:

     2. Determine how much you would like to invest. The Fund's minimum investments are:

     o   To open a regular, non-retirement account...$1,000
     o   To open an IRA, IRA Rollover, Roth IRA, or
         Education IRA...............................$  250*
     o   To open a custodial account for a minor
         (an UGMA/UTMA account)......................$  100
     o   To open an account with an automatic
         investment plan.............................$   50**
     o   To add to an account........................$   50***

     *For all other retirement accounts, there is no minimum investment requirement. **$25 for an Education IRA.
     ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

     For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

     We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

     (b) the section "Quantity Discounts," found under "Sales Charge Reductions and Waivers," is replaced with the following:

     QUANTITY DISCOUNTS. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.

                                     TOTAL SALES CHARGE
                                     AS A PERCENTAGE OF         AMOUNT PAID TO
                              ---------------------------------  DEALER AS A
         AMOUNT OF PURCHASE       OFFERING       NET AMOUNT     PERCENTAGE OF
          AT OFFERING PRICE        PRICE          INVESTED      OFFERING PRICE
        ------------------------------------------------------------------------
        Under $100,000             2.25%            2.30%           2.00%
        $100,000 but less          1.75%            1.78%           1.50%
        than $250,000
        $250,000 but less          1.25%            1.26%           1.00%
        than $500,000
        $500,000 but less          1.00%            1.01%           0.85%
        than $1,000,000
        $1,000,000 million          None            None             None
        or more*

     *If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to
     Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

     (c) the second waiver category in the section "Sales Charge Waivers," found
     under  "Sales  Charge   Reductions  and  Waivers,"  is  replaced  with  the
     following:

     2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

     If you paid a Contingent Deferred Sales Charge when you sold your Class A shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares.

     Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

     This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with proceeds from a money fund may be subject to a sales charge.

     (d) the following new categories 6 and 7 are added to the end of the first list of sales charge waiver categories in the section "Sales Charge Waivers," found under "Sales Charge Reductions and Waivers":

     6. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

          If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

     7. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

          If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

          If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

          (e) the following new category 12 is added to the end of the second list of sales charge waiver categories in the section "Sales Charge Waivers," found under "Sales Charge Reductions and Waivers":

     12.  Qualified   registered   investment   advisors   who  buy   through  a
          broker-dealer or service agent who has entered into an agreement with Distributors

     (f) the section "How Do I Buy Shares in Connection with Retirement Plans?" is replaced with the following:

     HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

     Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

     Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

     Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

      (g) and the following paragraph is added at the end of the section:

      FOR INVESTORS OUTSIDE THE U.S.

     The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

IX.   Under "May I Exchange Shares for Shares of Another Fund?",

     (a) the first paragraph under "Will Sales Charges Apply to My Exchange?" is replaced with the following:

     You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

     (b) the second item in the section "Exchange Restrictions" is replaced with the following:

     o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

     (c) and the following new item is added under "Exchange     Restrictions":

     o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

X.   In the "By Phone" section of the chart under "How Do I Sell Shares?",

      (a) the first bulleted item is replaced with the following:

      o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

      (b) and the third bulleted item is deleted.

XI.   Under "What Distributions Might I Receive From the Fund?",

      (a) the first three paragraphs are replaced with the following:

      The Fund intends to pay a dividend quarterly in March, June, September and December representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the Fund will pay dividends. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

      To receive a dividend, you must be a shareholder on the record date. The record dates for the Fund's dividends will vary. Please keep in mind that if you invest a large amount in the Fund shortly before the record date of a dividend, you will receive some of your investment back in the form of that dividend and it will be a taxable distribution. If you would like information on upcoming record dates for the Fund's dividends, please call 1-800/DIAL BEN.

     (b) and distribution option 3 in the section "Distribution Options" is replaced with the following:

     3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

XII. Under "Transaction Procedures and Special Requirements,"

     (a) the section "Joint Accounts" is replaced with the following:

     JOINT ACCOUNTS. For accounts with more than one registered owner, the Fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

     Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

     (b) the reference to $50,000 in the section "Signature Guarantees" is replaced with $100,000.

     (c) the section "Trust Company Retirement Plan Accounts," found under "Telephone Transactions," is deleted.

     (d) and the section "Keeping Your Account Open" is replaced with the following:

     KEEPING YOUR ACCOUNT OPEN

     Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

XIII.In the section "Services to Help You Manage Your Account,"

     (a) the second sentence under "Automatic Investment Plan" is replaced with the following:

     Under the plan, you can have money transferred automatically from your checking or savings account to the Fund each month to buy additional shares.

     (b) the second paragraph under "Systematic Withdrawal Plan" is replaced with the following:

     If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once you plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

     (c) the section "Electronic Fund Transfers" is replaced with the following:

     ELECTRONIC FUND TRANSFERS

     You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

     (d) under the section "TeleFACTS(R)" the third bulleted item is replaced with the following:

     o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

     (e) and the code number table in the section "TeleFACTS(R)" is replaced with the following:

      FUND                                 CODE NUMBER
--------------------------------------------------------------------------
      Global Currency Fund                 411
      Hard Currency Fund                   412

XIV.  In the "Useful Terms and Definitions" section,

     (a) the definition of "Class I, Class II and Advisor Class" is replaced with the following:

     CLASS A, CLASS B, CLASS C AND ADVISOR CLASS - The Hard Currency Fund offers two classes of shares, designated "Class A" and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures. Because the Global Currency Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the Fund are considered Class A shares for redemption, exchange and other purposes. Certain funds in the Franklin Templeton Funds also offer share classes designated "Class B" and "Class C."

     (b) and the following definitions are revised:

     CONTINGENCY PERIOD - The 12 month period during which a Contingent Deferred Sales Charge may apply. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

     MAJOR CURRENCIES - As used in this prospectus, Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, the Euro, European Currency Unit ("ECU"), French franc, German mark, Greek drachma, Irish punt, Italian lira, Japanese yen, New Zealand dollar, Norwegian krona, Spanish peseta, Swedish krona, Swiss franc and U.S. dollar.

     NON-MAJOR CURRENCIES - As used in this prospectus, all currencies that are not identified as Major Currencies.

     OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 2.25%. We calculate the offering price to two decimal places using standard rounding criteria.


                     Please keep this supplement for future reference.

o  FTGT*PA


                              SUPPLEMENT DATED JANUARY 1, 1999
                                    TO THE PROSPECTUS OF
                      FRANKLIN TEMPLETON GLOBAL TRUST - ADVISOR CLASS
                                    DATED MARCH 1, 1998

The prospectus is amended as follows:

I. The Hard Currency Fund offers two classes of shares: Class A and Advisor Class. Before January 1, 1999, Class A shares were designated Class I. All references in the prospectus to Class I shares are replaced with Class A.

II. On August 25, 1998, the German Government Fund liquidated its assets and distributed the proceeds to shareholders. All references to this Fund in the prospectus are deleted.

III. The following is added under "What Are the Risks of Investing in the Fund?":

     YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors Advisers considers.

     Advisers will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. Advisers, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

     If an issuer in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the price of the Fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.

     EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

     The process to establish the euro may result in market volatility. It is not possible to predict the impact of the euro on the business or financial condition of European issuers or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     Resources has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Fund will not be adversely affected, Advisers and its affiliated service providers are taking steps that they believe are reasonably designed to address the euro issue.

IV. In the section "Who Manages the Fund?", the following is added after the "Administrative Services" section:

     YEAR 2000 PROBLEM. The Fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

     When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by Advisers, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

     Advisers and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and Advisers may have no control.

 V.  Under "How Do I Buy Shares?",

     (a) in step 2 under "Opening Your Account," the minimum investment to add to your account is changed from $25 to $50.

     (b) and the section "How Do I Buy Shares in Connection with Retirement Plans?" is replaced with the following:

     HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

     Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

     Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

     Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

VI.  Under "May I Exchange Shares for Shares of Another Fund?",

     (a) the second item in the section "Exchange Restrictions" is replaced with the following:

     Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

     (b) and the following new item is added under "Exchange     Restrictions":

     o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

VII. In the "By Phone" section of the chart under "How Do I Sell Shares?",

     (a) the first bulleted item is replaced with the following:

     o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

     (b) and the third bulleted item is deleted.

VIII.Under "What Distributions Might I Receive From the Fund?", the first three paragraphs are replaced with the following:

     The Fund intends to pay a dividend quarterly in March, June, September and December representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the Fund will pay dividends. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

     To receive a dividend, you must be a shareholder on the record date. The record dates for the Fund's dividends will vary. Please keep in mind that if you invest a large amount in the Fund shortly before the record date of a dividend, you will receive some of your investment back in the form of that dividend and it will be a taxable distribution. If you would like information on upcoming record dates for the Fund's dividends, please call 1-800/DIAL BEN.

IX.  Under "Transaction Procedures and Special Requirements,"

     (a) the section "Joint Accounts" is replaced with the following:

     JOINT ACCOUNTS. For accounts with more than one registered owner, the Fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

     Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

     (b) the reference to $50,000 in the section "Signature Guarantees" is replaced with $100,000.

     (c) the section "Trust Company Retirement Plan Accounts," found under "Telephone Transactions," is deleted.

     (d) and the section "Keeping Your Account Open" is replaced with the following:

      KEEPING YOUR ACCOUNT OPEN

     Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts. These minimums do not apply to IRAs, accounts managed by the Franklin Templeton Group, the Franklin Templeton Profit Sharing 401(k) Plan, the series of Franklin Templeton Fund Allocator Series, or certain defined contribution plans that qualify to buy shares with no minimum initial investment requirement.

X. In the "Useful Terms and Definitions" section, the following definitions are revised:

     MAJOR CURRENCIES - As used in this prospectus, Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, the Euro, European Currency Unit ("ECU"), French franc, German mark, Greek drachma, Irish punt, Italian lira, Japanese yen, New Zealand dollar, Norwegian krona, Spanish peseta, Swedish krona, Swiss franc and U.S. dollar.

     NON-MAJOR CURRENCIES - As used in this prospectus, all currencies that are not identified as Major Currencies.


                     Please keep this supplement for future reference.
o  FTGT*SA




                                 SHARE CLASS REDESIGNATION
                                 EFFECTIVE JANUARY 1, 1999
                           Class A - Formerly Considered Class I


                              SUPPLEMENT DATED JANUARY 1, 1999
                       TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                              FRANKLIN TEMPLETON GLOBAL TRUST
                                    DATED MARCH 1, 1998

The Statement of Additional Information is amended as follows:

I. The Hard Currency Fund offers two classes of shares: Class A and Advisor Class. The Global Currency Fund offers one class of shares, which is considered Class A. Before January 1, 1999, Class A shares were designated Class I.

     All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. On August 25, 1998, the German Government and High Income Funds liquidated their assets and distributed the proceeds to shareholders. All references to these Funds in the Statement of Additional Information are deleted.

III. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at Net Asset Value when paid.

IV. The following replaces the performance figures for the Global Currency and Hard Currency Funds in the applicable sections under "How Does the Fund Measure Performance?" The figures below have been restated to reflect the Funds' current, maximum 2.25% initial sales charge.

     TOTAL RETURN

     The Global Currency Fund's average annual total return for the one-, five- and ten-year periods ended October 31, 1997, and for the period from inception (June 27, 1986) through October 31, 1997, was -3.64%, 3.23%, 5.84% and 6.68%, respectively. The Hard Currency Fund's average annual total return for the one- and five-year periods ended October 31, 1997, and for the period from inception (November 17, 1989) through October 31, 1997, was -10.36%, 1.26% and 5.83%, respectively.

     The Global Currency Fund's cumulative total return for the one-, five- and ten-year periods ended October 31, 1997, and for the period from inception (June 27, 1986) through October 31, 1997, was -3.64%, 17.21%, 76.35% and
     108.21%, respectively. The Hard Currency Fund's cumulative total return for the one- and five-year periods ended October 31, 1997, and for the period from inception (November 17, 1989) through October 31, 1997, was -10.36%, 6.46% and 56.91%, respectively.

     YIELD

     The yield for the 30-day period ended October 31, 1997, was 4.07% for the Global Currency Fund and 3.11% for the Hard Currency Fund.

     CURRENT DISTRIBUTION RATE

     The current distribution rate for the 30-day period ended October 31, 1997, was 3.78% for the Global Currency Fund and 3.31% for the Hard Currency Fund.

V.   Under "Miscellaneous Information," the following is added:

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. The team has already begun making necessary software changes to help the computer systems that service the Fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

VI. The following replaces the definition of "Offering Price" under the section "Useful Terms and Definitions":

     OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 3.00% for the High Income and German Government Funds. The maximum front-end sales charge is 2.25% for the Global Currency and Hard Currency Funds.

     Please keep this supplement for future reference.

o  FTGT*SAA


                              SUPPLEMENT DATED JANUARY 1, 1999
                       TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                      FRANKLIN TEMPLETON GLOBAL TRUST - ADVISOR CLASS
                                    DATED MARCH 1, 1998

The Statement of Additional Information is amended as follows:

I. The Hard Currency Fund offers two classes of shares: Class A and Advisor Class. Before January 1, 1999, Class A shares were designated Class I. All references in the Statement of Additional Information to Class I shares are replaced with Class A.

II. On August 25, 1998, the German Government Fund liquidated its assets and distributed the proceeds to shareholders. All references to this Fund in the Statement of Additional Information are deleted.

III. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at Net Asset Value when paid.

IV.  Under "Miscellaneous Information," the following is added:

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. The team has already begun making necessary software changes to help the computer systems that service the Fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

     Please keep this supplement for future reference.